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                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                               THE DLB FUND GROUP
                               ------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:
    _________________________________________________________________________
    2) Aggregate number of securities to which transaction applies:
    _________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    _________________________________________________________________________
    4) Proposed maximum aggregate value of transaction:
    _________________________________________________________________________
    5) Total fee paid:
    _________________________________________________________________________

[_] Fee paid previously with preliminary materials.
================================================================================

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:
    _________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:
    _________________________________________________________________________
    3) Filing Party:
    _________________________________________________________________________
    4) Date Filed:
    _________________________________________________________________________

[DLB Fund Group Letterhead]



To the Shareholders of the DLB Stewart Ivory International Fund and the DLB Stewart Ivory Emerging Markets Fund:

The attached proxy statement discusses a proposal to approve new investment sub-advisory agreements between David L. Babson & Company Inc. and First State Investments International Limited for the DLB Stewart Ivory International Fund and the DLB Stewart Ivory Emerging Markets Fund (each, a "Fund" and together, the "Funds"). Information regarding the proposal to approve the new investment sub-advisory agreements for each Fund is included in the attached Proxy Statement, which we encourage you to read carefully.

Although we would like each shareholder to attend the Special Meeting described in the attached Proxy Statement, we realize this is not possible. Whether or not you plan to attend, however, we need your vote, and urge you to complete the enclosed proxy and return it to us promptly. We look forward to receiving your vote in favor of the proposal to approve the new investment sub-advisory agreements for the Funds.

Thank you for your support of the Funds.

Sincerely,

/s/ Frank L. Tarantino
------------------------------
Frank L. Tarantino
President

                               THE DLB FUND GROUP
                     ONE MEMORIAL DRIVE, CAMBRIDGE, MA 02142


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of:
DLB Stewart Ivory International Fund
DLB Stewart Ivory Emerging Markets Fund


         PLEASE TAKE NOTICE THAT A SPECIAL MEETING OF SHAREHOLDERS OF THE DLB STEWART IVORY INTERNATIONAL FUND AND THE DLB STEWART IVORY EMERGING MARKETS FUND (EACH, A "FUND" AND TOGETHER, THE "FUNDS"), EACH A SERIES OF THE DLB FUND GROUP (THE "TRUST"), HAS BEEN CALLED TO BE HELD AT THE PRINCIPAL OFFICES OF THE TRUST, LOCATED AT ONE MEMORIAL DRIVE, 10TH FLOOR, CAMBRIDGE, MASSACHUSETTS 02142, ON FRIDAY, FEBRUARY 21, 2003 AT 9:30 A.M. EASTERN TIME, FOR THE FOLLOWING PURPOSES:

         1) to approve the Funds' new investment sub-advisory agreements with First State Investments International Limited; and

         2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Each shareholder of record of the shares of the Funds at the close of business on December 30, 2002 is entitled to receive notice of and to vote at the meeting or any adjournment thereof, and is invited to attend the Special Meeting in person.

         If you do not expect to attend, you are requested to complete, date and sign the enclosed proxy instruction form(s) and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees. You may revoke your proxy at any time prior to its use. Among other methods, by appearing at the meeting and requesting revocation prior to the voting, you may revoke the proxy and vote in person.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY INSTRUCTION FORM, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                               By order of the Board of Trustees

                                               /s/ John E. Deitelbaum
                                               ---------------------------------
                                               John E. Deitelbaum
                                               Clerk
Cambridge, Massachusetts
January 31, 2003

                               THE DLB FUND GROUP
                               ONE MEMORIAL DRIVE
                            CAMBRIDGE, MA 02142-1300

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                      DLB STEWART IVORY INTERNATIONAL FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND
                          TO BE HELD FEBRUARY 21, 2003
                             9:30 A.M. EASTERN TIME

         This proxy statement is being furnished to the shareholders of the DLB Stewart Ivory International Fund (the "International Fund") and the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund"), each a series of The DLB Fund Group (the "Trust"), in connection with the solicitation of proxies by the Trust's Board of Trustees to be used at a Special Meeting of Shareholders to be held on February 21, 2003 at 9:30 a.m. Eastern Time, at the principal executive offices of the Trust located at One Memorial Drive, Cambridge, Massachusetts 02142. This proxy statement and the accompanying letter to shareholders from the President of the Trust, Notice of the Special Meeting of Shareholders and proxy instruction forms are being mailed on or about January 31, 2003, to shareholders of record on the record date (December 30, 2002). The costs of the Special Meeting, including the solicitation of proxies, will be borne by S.I. International Assets, the current sub-adviser to the International Fund and the Emerging Markets Fund. None of the expenses relating to the Special Meeting will be borne by the Trust.

         The purpose of the Special Meeting is to ask the shareholders of each of the International Fund and the Emerging Markets Fund (collectively, the "Funds") to approve a new investment sub-advisory agreement with respect to each Fund between David L. Babson & Company Inc. ("Babson"), the Funds' investment manager, and First State Investments International Limited ("First State") as the Funds' investment sub-adviser (collectively, the "New Sub-Advisory Agreements").

         The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention) in accordance with the choices specified therein and will be included in determining whether there is a quorum to conduct the Special Meeting. In the event a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of approval of the relevant New Sub-Advisory Agreement between Babson and First State. The proxy may be revoked at any time prior to voting by (1) writing to the Clerk of the Trust at One Memorial Drive, Cambridge, Massachusetts 02142; (2) attending the Special Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

           VOTE REQUIRED: As required by the Investment Company Act of 1940 (the "1940 Act"), each Fund's shareholders vote separately to approve the New Sub-Advisory Agreement that relates to that Fund. A New Sub-Advisory Agreement with respect to a Fund cannot be implemented unless approved at the Special Meeting by a majority of the outstanding voting securities of each Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of that Fund, whichever is less.

         Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust to act as election inspectors for the Special Meeting. The election inspectors will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. With respect to the approval of the New Sub-Advisory Agreements, an abstention from voting has the same effect as a vote cast "against" on the outcome of the vote or Proposal.

         SHARES OUTSTANDING ENTITLED TO VOTE: To be entitled to notice of and to vote at the Special Meeting, a shareholder must have owned shares of the International Fund and/or the Emerging Markets Fund as of the close of business on DECEMBER 30, 2002, the record date for voting at the Special Meeting. As of December 30, 2002, there were 6,218,884.075 votes eligible to be cast at this Special Meeting, which are attributable to each Fund as follows:

International Fund:                                     3,167,644.279
Emerging Markets Fund:                                  3,051,239.796

         On the record date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of either Fund. As of the Record Date, the following entities were known to own of record 5% or more of the outstanding shares of the specified Fund:

EMERGING MARKETS FUND
---------------------
                                                 SHARES              PERCENTAGE
SHAREHOLDER NAME AND ADDRESS                     OWNED                  OWNED

Massachusetts Mutual Life                     2,993,326.791             98.10%
Insurance Company
1295 State Street
Springfield, MA 01111

INTERNATIONAL FUND
------------------
                                                 SHARES              PERCENTAGE
SHAREHOLDER NAME AND ADDRESS                     OWNED                  OWNED

Massachusetts Mutual Life                       885,630.248             27.96%
Insurance Company*
1295 State Street
Springfield, MA 01111

Plymouth County Retirement Plan**               825,666.650             26.07%
South Russell Street
Plymouth, MA 02380

Pittsfield Retirement System                    548,068.539             17.30%
City Hall
70 Allen Street
Pittsfield, MA 01201

JP Morgan Chase Trust                           448,019.696             14.14%
Bronx-Lebanon Hospital Center Master
4 New York Plaza
New York, NY 10004

Greenfield Contributory Retirement Systems      312,638.733              9.87%
Town Hall
14 Court Square
Greenfield, MA 01301
--------------------------------------------------------------------------------

* Massachusetts Mutual Life Insurance Company ("MassMutual") offers the International Fund as an underlying investment option for 401(k) plans that it administers. The percentage of the International Fund owned by MassMutual varies daily based on the investment activities of the participants in these plans, and may fall above or below 25% on any given day.

** On December 21, 2001, Mac & Co. (shares beneficially owned by Virginia Power Collectively Bargained VEBA), liquidated its entire position of the International Fund (30% ownership at October 31, 2001). This redemption increased the percentage of voting securities held by Plymouth County Retirement Plan from 13% ownership at October 31, 2001 to 26.07% at December 30, 2002. This percentage increase was not directly caused by the purchase of any additional shares by Plymouth County Retirement Plan.

          Shares may be voted in person or by proxy. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

         REPORTS TO SHAREHOLDERS: A copy of each Fund's Annual Report for the one-year period ended October 31, 2002 has been previously sent to the respective shareholders of the International Fund and the Emerging Markets Fund. COPIES OF EACH FUND'S ANNUAL REPORT AND MOST RECENT SEMIANNUAL REPORT PRECEDING THE ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST AND MAY BE OBTAINED BY CALLING (1-877-766-0014) OR BY WRITING TO THE DLB FUND GROUP COORDINATOR, ONE MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS 02142.

                                  THE PROPOSAL

                TO APPROVE THE FUNDS' NEW INVESTMENT SUB-ADVISORY
                           AGREEMENTS WITH FIRST STATE

         The Trustees of the Trust are proposing that shareholders of each Fund approve the New Sub-Advisory Agreements between Babson and First State, which would become effective immediately following shareholder approval.

         BACKGROUND: Each Fund has entered into an investment management agreement with Babson, the principal business address of which is One Memorial Drive, Cambridge, Massachusetts 02142. Babson, in turn, hired Babson Stewart Ivory International ("BSII") to serve as the investment sub-adviser for the Funds. BSII is a registered investment adviser with over $727 million in assets under management as of December 31, 2002, and a Massachusetts general partnership whose principal place of business is One Memorial Drive, Cambridge, Massachusetts 02142. Babson and Stewart Ivory & Company (International) Limited ("Stewart Ivory International") are the two general partners of BSII. On September 20, 2002, BSII changed its name to S.I. International Assets. Contemporaneously, Babson and Stewart Ivory International, a wholly-owned subsidiary of First State Investments (UK Holdings) Limited, entered into an agreement providing for the orderly winding-up of BSII, with the anticipation that existing clients of BSII would enter into new investment advisory agreements with Stewart Ivory International, (now known as First State) with respect to each Fund. First State is the entity of the S.I. International Assets partnership that provides portfolio management services to the Funds.

         Babson is an indirect, majority owned subsidiary of MassMutual, a mutual life insurance company whose principal executive offices are at 1295 State Street, Springfield, Massachusetts 01111. Specifically, Babson is a wholly owned subsidiary of DLB Acquisition Corp., a holding company that is a majority owned subsidiary of MassMutual Holding Company (98.3% as of December 31, 2002), a holding company and a wholly owned subsidiary of MassMutual. The principal executive offices of DLB Acquisition Corp. and MassMutual Holding Company are at 1295 State Street, Springfield, MA 01111. As of December 30, 2002, MassMutual owned more than 25% of the outstanding shares of each Fund and therefore is deemed to "control" each such Fund within the meaning of the 1940 Act. Kevin M. McClintock, a Trustee of the Trust, is also a Managing Director of Babson and BSII.

         First State, whose principal place of business is 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB, is an indirect subsidiary of The Commonwealth Bank of Australia ("Commonwealth"), whose principal executive offices are at 48 Martin Place, Sydney, Australia. Specifically, First State is a wholly-owned subsidiary of First State Investments (UK Holdings) Limited, which has its principal executive offices at 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB and is itself a wholly-owned subsidiary of Colonial First State Group Limited. Colonial First State Group Limited, whose principal executive offices are at 48 Martin Place, Sydney, Australia, is, in turn, a wholly-owned subsidiary of Colonial Mutual Life Assurance Society Limited, whose principal executive offices are at 48 Martin Place, Sydney, Australia, and which, in turn, is a wholly-owned subsidiary of Colonial Holding Company (No.2) Pty Limited. Colonial Holding Company (No. 2) Pty Limited is a holding company and wholly-owned subsidiary of Colonial Holding Company Pty Limited, a wholly-owned subsidiary of Colonial Limited, itself a wholly owned subsidiary of Commonwealth. The principal offices of Colonial

Holding Company (No.2) Pty Limited, Colonial Holding Company Pty Limited and Colonial Limited are at 48 Martin Place, Sydney, Australia.

The name and principal occupation of the principal executive officer and each director of First State are:

NAME                       PRINCIPAL OCCUPATION
----                       --------------------

Robert W. Adams            Chief Executive Officer and Director
Gregory R. Cooper          Chief Operating Officer and Director
Stuart W. Paul             Chief Investment Officer and Director

         The address for Messrs. Adams, Cooper and Paul is 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB.

         In addition to serving as the investment sub-adviser to the Funds, BSII currently, and it is anticipated that First State will ultimately, serves as the investment sub-adviser to the Babson-Stewart Ivory International Fund, a registered investment company that has investment objectives similar to those of the International Fund. Information regarding the investment sub-advisory fees payable to BSII for serving as the investment sub-adviser of the Babson-Stewart Ivory International Fund, as well as the approximate net assets of that fund as of its most recent calendar year end, is set forth below.

                           Approximate Total Assets      Investment Sub-Advisory
Name of Fund               as of December 30, 2002       Fees
------------               -----------------------       ----

Babson-Stewart Ivory       $12,750,400                   0.475% of the average
International Fund                                       daily total net assets

With respect to the above named fund, BSII has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

         CURRENT SUB-ADVISORY AGREEMENTS: The current investment sub-advisory agreements (the "Current Investment Sub-Advisory Agreements") between Babson and BSII with respect to the International Fund and the Emerging Markets Fund were most recently approved by the Trustees of the Trust, including the independent Trustees, in connection with the annual contract review at the Trustees' May 10, 2002 Board Meeting, and were most recently submitted to shareholders of the International Fund and Emerging Markets Fund for approval on September 15, 2000, the date they became effective, following a change in control of BSII that occurred following a corporate acquisition in which Stewart Ivory International became an indirect subsidiary of The Commonwealth Bank of Australia. The Current Investment Sub-Advisory Agreements will terminate upon shareholder approval of the New Sub-Advisory Agreements, or the dissolution of BSII. First State has informed the Board of Trustees of the Trust that First State does not anticipate that the dissolution of BSII (now named S.I. International Assets) will have any adverse effect on the performance by First State of its obligations as sub-adviser to the Funds.

         NEW SUB-ADVISORY AGREEMENTS: At a Meeting of the Board of Trustees of the Trust held December 13, 2002, the Board of Trustees, including a majority of the independent Trustees, approved the form, terms, and provisions of the New Investment Sub-Advisory Agreements by and between Babson and First State relating to the International Fund and the Emerging Markets Fund, to become effective immediately following shareholder approval.

         The terms of the New Sub-Advisory Agreements, which are more fully described below, are substantially similar to those of the Current Sub-Advisory Agreements. There is no change in the fees payable by either Babson or the Funds. If approved by Shareholders, the New Sub-Advisory Agreements will become effective on February 21, 2003 and will expire on February 21, 2005. The New Sub-Advisory Agreement for each Fund will continue in effect from year to year thereafter if such continuance is approved by the Board or by a majority of the outstanding voting securities (as previously defined) of the Fund, and, in either event, by the vote cast in person of a majority of the independent Trustees. In the event that Shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect until BSII is dissolved or the Board takes such action, if any, as it deems to be in the best interests of the Fund and its shareholders.

         In evaluating the New Sub-Advisory Agreements, the Board requested and reviewed materials furnished by First State, including First State's report and financial statements for the year ended June 30, 2002, personal dealing policy, best execution policy, remuneration policy, biographies, allocation and aggregation procedures, conflicts of interest policy, and Form ADV containing information regarding First State and its personnel and advisory operations. The Board also reviewed and discussed the terms and provisions of the New Sub-Advisory Agreements as they compared to the Current Sub-Advisory Agreements, as well as material submitted by First State concerning the anticipated effect that the transition would have on its provision of investment management services to the Funds. The Board was also informed that the existing portfolio managers for the Funds would continue managing the Funds from its UK offices after the consummation of the transition.

         The Board considered: (1) the quality of the operations and services which have been provided to the Funds by BSII and that are expected to continue to be provided by First State after the transition, with no change in fee rates;
(2) the overall experience and reputation of First State in providing such services to the Funds and other institutional investors; (3) the financial strength of First State; and (4) the benefits of continuity in the services to be provided under the New Sub-Advisory Agreements, noting in particular the fact that First State does not intend to change the portfolio managers and supporting investment teams currently managing each Fund. The Board did not give greater weight to any one factor than to the other factors they considered. Based upon its review, the Board concluded that the terms of the New Sub-Advisory Agreements are reasonable, fair and in the best interests of the Funds and their respective shareholders, and that the fees provided therein are fair and reasonable. Accordingly, the Board concluded that retaining First State as sub-adviser to the Funds is desirable and in the best interests of the Funds and their respective shareholders. Based on these and other considerations, the Board unanimously recommended approval of the New Sub-Advisory Agreements and their submission to the shareholders for their approval. The New Sub-Advisory Agreements will become effective immediately upon shareholder approval.

         DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENTS. Each of the New Sub-Advisory Agreements provides that First State will, at its expense and subject to the control of the Trustees of the Trust, furnish continuously an investment program for the respective Funds, make investment decisions on behalf of the Funds, and place all orders for purchase and sale of portfolio securities; and (2) in the performance of its duties, comply with the provisions of the Agreement and Declaration of Trust (the "Declaration of Trust") and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions. The New Sub-Advisory Agreements also provide that First State may pay higher brokerage commissions to brokers providing brokerage and research services to First State than it might pay to other brokers.

         The New Sub-Advisory Agreements further provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties thereunder on the part of First State, First State shall not be subject to liability to the Trust, any shareholder or the Manager for any act or omission in the course of, or connected with, rendering services thereunder. The New Sub-Advisory

Agreements may be terminated without penalty by the Trust (by a vote of the majority of the outstanding shares or vote of the Board of Trustees), at any time, by written notice to the Sub-Adviser or Babson, or by either party to the Agreement by not more that 60 days' written notice to the other party. Each of the New Sub-Advisory Agreements automatically terminates in the event of its assignment or in the event the investment management agreement terminates.

         There will be no change in investment sub-advisory fees under the New Sub-Advisory Agreements. Babson will continue to pay for the sub-advisory services of First State at the same rates as the Current Sub-Advisory Agreements. The fee is computed and paid monthly, based on the individual Fund's average daily net asset value. Babson will continue to pay First State a fee as compensation for First State's advisory services for each of the Funds at the following annual rates:

                  FUND                                       ANNUAL FEE
                  ----                                       ----------

                  International Fund                           0.375%
                  Emerging Markets Fund                        0.875%

         This fee is paid within five (5) business days after the end of each month. The investment sub-advisory fees paid by Babson to BSII with respect to the International Fund and the Emerging Markets Fund for the fiscal year ended October 31, 2002, were $152,067 and $335,298, respectively.

         The material differences between the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, other than the change in the Sub-Advisor, are as follows:

            o The name of each Fund will no longer include reference to "Stewart Ivory." The Funds will be named DLB International Fund and DLB Emerging Markets Fund.

            o First State will not be responsible for furnishing office space and equipment or providing bookkeeping or clerical services. These services will be provided by Babson.

            o First State represents that it is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is also authorized by the Financial Services Authority in the United Kingdom. First State further represents that it has taken reasonable care to determine that Babson has sufficient investment experience and understanding to be treated as an Intermediate Client. No such representation appears in the Current Sub-Advisory Agreements.

            o Unlike the Current Sub-Advisory Agreements, First State and its affiliates will not be required to seek Babson's approval prior to undertaking to act as an investment adviser or sub-adviser for any U.S. registered investment company with similar investment polices to either Fund.

            o The Trust reserves the right to terminate the New Sub-Advisory Agreements by written notice to Babson or First State at any time.

            o First State will not be liable to the Trust, any shareholder or the Manager, absent its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the New Sub-Advisory Agreement, for any act or omission in the course of, or connected with, rendering service under the Agreement. Under the Current Sub-Advisory Agreements, this liability clause extended only to the Trust and the shareholders of the Trust.

            o Unlike the Current Sub-Advisory Agreements, the New Sub-Advisory Agreements include a notice provision for the receipt by First State of notices, instructions and advice with respect to securities transactions or any other matters contemplated by each of the New Sub-Advisory Agreements.

            o Unlike the Current Sub-Advisory Agreements, each New Sub-Advisory Agreement includes a provision stipulating that the Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

          The proposed New Sub-Advisory Agreements between Babson and First State are attached as Exhibits A and B. Any description of the New Sub-Advisory Agreements herein is qualified by the terms of the Agreements. If any of the New Sub-Advisory Agreements are not approved, the Board will meet and consider what further action must be taken.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS.

ADDITIONAL INFORMATION ABOUT THE TRUST - PRINCIPAL UNDERWRITER AND ADMINISTRATOR

          Babson Securities Corp., located at One Memorial Drive, Cambridge, Massachusetts 02142, is the principal underwriter of the Funds. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides certain administrative services to the Funds, in addition to serving as the Trust's custodian, transfer agent and dividend disbursing agent.

                          INTERESTS OF CERTAIN PERSONS

         Babson may be deemed to have an interest in the approval of the Proposal, as it will receive for a period of three years, pursuant to the agreement under which BSII will be dissolved, a percentage of fees received by First State from former BSII clients. Additionally, First State and certain of its officers and employees, including the Fund's portfolio managers, may be deemed to have an interest in the Proposal described in this Proxy Statement to the extent that failure to approve it may affect its and their compensation. Such companies and persons may thus be deemed to derive benefits from the approval by shareholders of such Proposal.

         Approval of the New Sub-Advisory Agreements will cause no change with respect to the composition of the Board of the Trust or its investment manager or the selection of officers of the Trust or its investment adviser.

                                 OTHER BUSINESS

         While the meeting has been called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business that management intends to present or knows that others will present is the business set forth in the Notice of Special Meeting. If other matters lawfully come before the meeting, and on all procedural matters at said meeting, it is the intention that the proxies that do not include specific restrictions to the contrary shall be voted in accordance with the best judgment of the persons named as attorneys-in-fact in the proxy.

                              SHAREHOLDER PROPOSALS

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Trust's Declaration of Trust. Pursuant to rules adopted by the Securities and Exchange Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings, provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.


ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY INSTRUCTION FORM(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees


John E. Deitelbaum
Clerk

Cambridge, Massachusetts
January 31, 2003

                                                                       EXHIBIT A
                                                                       ---------

                                     FORM OF
                           THE DLB INTERNATIONAL FUND

                             SUB-ADVISORY AGREEMENT
                             ----------------------


         Sub-Advisory Agreement executed as of ________________ between DAVID L. BABSON & COMPANY INC. (the "Manager") and FIRST STATE INVESTMENTS INTERNATIONAL LIMITED (the "Sub-Adviser").

                              W I T N E S S E T H:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE MANAGER.

         (a) Subject always to the control of the Trustees of The DLB Fund Group (the "Trust"), a Massachusetts business trust, and to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser will, at its expense, furnish continuously an investment program for the DLB International Fund (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

         (b) The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended and is authorized by the Financial Services Authority in the United Kingdom. It is agreed that the investment management services are provided on the basis that the Sub-Adviser has taken reasonable care to determine that the Manager has sufficient investment experience and understanding to be treated as an Intermediate Client (as such term is defined in the handbook of rules and guidance published by the Financial Services Authority ("FSA rules")).

         (c) In placing orders for the portfolio transactions of the Fund, the Sub-Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

         (d) The Sub-Adviser shall not be obligated under this Agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.


2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlling, controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlling, controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlling, controlled by or under common control with the Sub-Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.


3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

         The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, for the facilities furnished and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.375% of the Fund's average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

         In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Sub-Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Sub-Adviser may, by written notice to the Manager, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Sub-Adviser may prescribe in such notice, the compensation due the Sub-Adviser shall be reduced, and, if necessary, the Sub-Adviser shall bear the Fund's expenses to the extent required by such expense limitation.

         If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.       ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Manager and the Trust relating to the Fund shall have terminated for any reason; and to the extent required by the 1940 Act, this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.


5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

         This Agreement shall become effective upon the date of shareholder approval, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4.) until terminated as follows:

                  (a) The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and Subadviser, or

                  (b) Either party hereto may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

                  (c) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.


6.       CERTAIN INFORMATION.

         The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Sub-Adviser shall be disqualified from serving as investment adviser to the Fund pursuant to Section 9 of the 1940 Act, or otherwise, (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding or inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (d) there is a change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act or (e) there is a material adverse change in the business or financial position of the Sub-Adviser.


7.       CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.


8.       NONLIABILITY OF THE SUB-ADVISER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust, or to any shareholder of the Trust, or the Manager, for any act or omission in the course of, or connected with, rendering services hereunder.

9.       EXERCISE OF VOTING RIGHTS.

         Except as instructed otherwise by the Trustees of the Trust or the Manager, the Sub-Adviser shall at its discretion exercise or procure the exercise of any voting right attaching to investments of the Fund.


10.      LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.


11.      NOTICES.

         Unless otherwise permitted, all notices, instructions, and advice with respect to securities transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing by the Company Secretary at 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB with a copy to Ruta Noreika at First State Investments 3rd Floor, 30 Cannon Street London, EC4M 6YQ for the Sub Adviser or when received in writing by the Manager by [ ]with a copy to such other person or persons at such other addresses as shall be specified in each case in a notice similarly given.


12.      GOVERNING LAW.

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, David L. Babson & Company Inc. and First State Investments International Limited have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                   DAVID L. BABSON & COMPANY INC.


                                   By
                                      ------------------------------
                                      DeAnne B. Dupont
                                      Managing Director


                                   FIRST STATE INVESTMENTS INTERNATIONAL LIMITED


                                   By
                                      ------------------------------




Accepted and agreed to as of the day and year first above written:

THE DLB FUND GROUP,
on behalf of its
DLB International Fund


By
   ---------------------------
   Frank  L. Tarantino
   President

                                                                       EXHIBIT B
                                                                       ---------

                                     FORM OF
                          THE DLB EMERGING MARKETS FUND

                             SUB-ADVISORY AGREEMENT
                             ----------------------


         Sub-Advisory Agreement executed as of _______________ between DAVID L. BABSON & COMPANY INC. (the "Manager") and FIRST STATE INVESTMENTS INTERNATIONAL LIMITED (the "Sub-Adviser").

                              W I T N E S S E T H:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE MANAGER.

         (a) Subject always to the control of the Trustees of The DLB Fund Group (the "Trust"), a Massachusetts business trust, and to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser will, at its expense, furnish continuously an investment program for the DLB Emerging Markets Fund (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities.In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

         (b) The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended and is authorized by the Financial Services Authority in the United Kingdom. It is agreed that the investment management services are provided on the basis that the Sub-Adviser has taken reasonable care to determine that the Manager has sufficient investment experience and understanding to be treated as an Intermediate Client (as such term is defined in the handbook of rules and guidance published by the Financial Services Authority ("FSA rules")).

         (c) In placing orders for the portfolio transactions of the Fund, the Sub-Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

         (d) The Sub-Adviser shall not be obligated under this Agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.


2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlling, controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlling, controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlling, controlled by or under common control with the Sub-Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.


3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

         The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, for the facilities furnished and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.875% of the Fund's average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

         In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Sub-Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Sub-Adviser may, by written notice to the Manager, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Sub-Adviser may prescribe in such notice, the compensation due the Sub-Adviser shall be reduced, and, if necessary, the Sub-Adviser shall bear the Fund's expenses to the extent required by such expense limitation.

         If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.       ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Manager and the Trust relating to the Fund shall have terminated for any reason; and to the extent required by the 1940 Act, this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.


5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

         This Agreement shall become effective upon the date of shareholder approval, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4.) until terminated as follows:

                  (a) The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and Subadviser, or

                  (b) Either party hereto may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

                  (c) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.       CERTAIN INFORMATION.

         The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Sub-Adviser shall be disqualified from serving as investment adviser to the Fund pursuant to Section 9 of the 1940 Act, or otherwise, (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding or inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (d) there is a change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act or (e) there is a material adverse change in the business or financial position of the Sub-Adviser.


7.       CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.


8.       NONLIABILITY OF THE SUB-ADVISER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust, or to any shareholder of the Trust, or the Manager, for any act or omission in the course of, or connected with, rendering services hereunder.

9.       EXERCISE OF VOTING RIGHTS.

         Except as instructed otherwise by the Trustees of the Trust or the Manager, the Sub-Adviser shall at its discretion exercise or procure the exercise of any voting right attaching to investments of the Fund.


10.      LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.


11.      NOTICES.

         Unless otherwise permitted, all notices, instructions, and advice with respect to securities transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing by the Company Secretary at 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB with a copy to Ruta Noreika at First State Investments 3rd Floor, 30 Cannon Street London, EC4M 6YQ for the Sub Adviser or when received in writing by the Manager by [ ]with a copy to such other person or persons at such other addresses as shall be specified in each case in a notice similarly given.


12.      GOVERNING LAW.

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, David L. Babson & Company Inc. and First State Investments International Limited have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                   DAVID L. BABSON & COMPANY INC.


                                   By
                                      ----------------------------------
                                      DeAnne B. Dupont
                                      Managing Director



                                   FIRST STATE INVESTMENTS INTERNATIONAL LIMITED


                                   By
                                      ----------------------------------



Accepted and agreed to as of the day and year first above written:

THE DLB FUND GROUP,
on behalf of its
DLB Emerging Markets Fund


By
   ----------------------
   Frank L. Tarantino
   President

                             PROXY INSTRUCTION FORM
                               THE DLB FUND GROUP
                      DLB STEWART IVORY INTERNATIONAL FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all shares of the DLB Stewart Ivory International Fund that the undersigned is entitled to vote at the Special Meeting of shareholders of the Trust to be held at the principal offices of the Trust, One Memorial Drive, 10th Floor, Cambridge, Massachusetts on February 21, 2003 at 9:30 a.m. Eastern Time and at any adjournments thereof (the "Special Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

                      PLEASE COMPLETE, DATE AND SIGN BELOW.

The proxies are instructed to vote as follows:
(Please mark your choice by placing an "x" in the appropriate box using blue or black ink.)

1. Approval of the new investment sub-advisory agreement between David L. Babson & Company Inc. and First State Investments International Limited with respect to the DLB International Fund.

FOR  [_]  AGAINST  [_]    ABSTAIN   [_]

MARK HERE IF
YOU PLAN TO ATTEND  [_]
THE MEETING.

The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement with respect thereto, and hereby revokes any proxy heretofore given. This proxy may be revoked at any time before it is exercised.

[Insert shareholder name and address here]







Signature:                       Date:
Name:
Title:

Signature:                       Date:
Name:
Title:

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, officer of a corporation, trustee or guardian, please give your full title as such. PLEASE RETURN THE COMPLETED, DATED, AND SIGNED PROXY IN THE ENCLOSED ENVELOPE.

                             PROXY INSTRUCTION FORM
                               THE DLB FUND GROUP
                     DLB STEWART IVORY EMERGING MARKETS FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all shares of the DLB Stewart Ivory Emerging Markets Fund that the undersigned is entitled to vote at the Special Meeting of shareholders of the Trust to be held at the principal offices of the Trust, One Memorial Drive, 10th Floor, Cambridge, Massachusetts on February 21, 2003 at 9:30 a.m. Eastern Time and at any adjournments thereof (the "Special Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

                      PLEASE COMPLETE, DATE AND SIGN BELOW.

The proxies are instructed to vote as follows:
(Please mark your choice by placing an "x" in the appropriate box using blue or black ink.)

1. Approval of the new investment sub-advisory agreement between David L. Babson & Company Inc. and First State Investments International Limited with respect to the DLB Emerging Markets Fund.

FOR  [_]  AGAINST  [_]    ABSTAIN   [_]

MARK HERE IF
YOU PLAN TO ATTEND  [_]
THE MEETING.

The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement with respect thereto, and hereby revokes any proxy heretofore given. This proxy may be revoked at any time before it is exercised.

[Insert shareholder name and address here]





Signature:                       Date:
Name:
Title:

Signature:                       Date:
Name:
Title:

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, officer of a corporation, trustee or guardian, please give your full title as such. PLEASE RETURN THE COMPLETED, DATED, AND SIGNED PROXY IN THE ENCLOSED ENVELOPE.